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                                                                   EXHIBIT 10.6


                          STANDARD FORM OF OFFICE LEASE
                     THE REAL ESTATE BOARD OF NEW YORK, INC.


        AGREEMENT OF LEASE, made as of this 15th day of November, 1999, between 1995 CAM LP, a New York Partnership, c/o Cammeby's International, 42 Broadway, New York, New York 10004 party of the first part, hereinafter referred to as OWNER, and Virage, Inc., California corporation having an office at 1120 6th Ave. New York, New York party of the second part, hereinafter referred to as TENANT,

                                   WITNESSETH:


        Owner hereby leases to Tenant and Tenant hereby hires from Owner Suite 502 in the Building known as 1995 Broadway, Borough of Manhattan, City of New York for the term of 5 YEARS (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of April, TWO THOUSAND and to end on the thirty-first day of March, TWO THOUSAND FIVE both dates inclusive.

        Effective April 1, 2000, the basic annual rent payable by Tenant under the lease shall be One Hundred Ninety Seven Thousand Six Hundred and 00/100 Dollars ($197,600) per annum for the period from April 1, 2000 through March 31, 2001; Two Hundred Three Thousand Five Hundred Twenty Eight and 00/100 Dollars ($203,528) per annum for the period from April 1, 2001 through March 31, 2002; Two Hundred Nine Thousand Six Hundred Thirty Three and 84/100 Dollars ($209,633.84) per annum for the period from April 1, 2002 through March 31, 2003; Two Hundred Fifteen Thousand Nine Hundred Twenty Two and 85/100 Dollars ($215,922.85) per annum for the period from April 1, 2003 through March 31. 2004; Two Hundred Twenty Two Thousand Four Hundred and 53/100 Dollars ($222,400.53) per annum for the period from April 1, 2004 through March 31, 2005, all payable in equal monthly installments due on the first of each month, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that the Tenant shall pay the first monthly installments on the execution hereof (unless this Lease be a renewal).

        In the event that, at the commencement of the term of this Lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another Lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

        The parties hereto, for themselves, their heirs. distributees, executors, administrators, Legal representatives, successors and assigns, hereby covenant as follows:

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        1. RENT OCCUPANCY. Tenant shall pay the rent as above and as hereinafter provided.

        2. Tenant shall use and occupy Demised Premises for executive and administrative offices in connection with Tenant's business and for no other purpose.

        3. TENANT ALTERATIONS. Tenant shall make no changes in or to the Demised Premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this Article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, on or to the interior of the Demised Premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any government or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the Demised Premises, or the Building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this Article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shelf, upon installation, become the property of Owner and shall remain upon and be surrendered with the Demised Premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as termination of this Lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the Lease, at Tenant's expense, Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the Demised Premises or the Building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining In the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

        4. MAINTENANCE AND REPAIRS. Tenant shall, throughout the term of this Lease, take good care of the Demised Premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the Demised Premises or any other part of the Building, the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licenses, or which arise out of any works labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the Building and the Demised Premises caused by the moving Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs


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in and to the Demised Premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the Building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the Building, including the structural portions of its Demised Premises, and the public portions of the Building interior and the Building plumbing, electric, heating and ventilating systems (to the extent such systems presently exist) serving the Demised Premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the Building or the Demised Premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other Article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt within Article 9 hereof.

        5. WINDOW CLEANING. Tenant will not clean nor require, permit, suffer or allow any window in the Demised Premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

        6. REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS. Prior to the commencement of the Lease term, if Tenant is then in possession and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the Demised Premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the Building if arising out of Tenant's use or manner of use of the premises or the Building (including the use permitted under the Lease). Nothing herein shall require Tenant to make structural repairs or alteration unless Tenant has, by its manner of use of the Demised Premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any Lease or mortgage under which Owner may be obligated, or cause the Demised Premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the Demised Premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the

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Demised Premises or the Building of which the Demised Premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the Demised Premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the Building, nor use the premises in a manner which will increase the insurance rate for the Building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this Article and if by reason of such failure the fire insurance rate shall, at the beginning of this Lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the Building or Demised Premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

        7. SUBORDINATION. This Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which Demised Premises are a part and to all renewals, modifications, consolidations. replacements and extensions of any such underlying Leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any Lease or the real property of which the Demised Premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

        8. PROPERTY LOSS, DAMAGE, REIMBURSEMENT INDEMNITY. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said Building or caused by operations in construction of any private, public or quasi-public work.

        If at any time any windows of the Demised Premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its

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obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees. invitees, or licensees, of any covenant or condition of this Lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees, or licensees. Tenant's liability under this Lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant. upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

        9.     DESTRUCTION, FIRE AND OTHER CASUALTY.

               a. If the Demised Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this Lease shall continue in full force and effect except as hereinafter set forth.

               b. If the Demised Premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.

               c. If the Demised Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided.

               d. If the Demised Premises are rendered wholly unusable or (whether or not the Demised Premises are damaged in whole or in part) if the Building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this Lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the Lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the Lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the promises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's

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liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy.

               e. Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other of any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasers' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent that, such waiver can be obtained only by the payment of additional premiums. then the party benefiting from the waiver shall pay such premium with ten (10) days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.

               f. Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this Article shall govern and control in lieu thereof.

        10. EMINENT DOMAIN. If the whole or any part of the Demised Premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose. then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said Lease and assigns to Owner, Tenant's entire interest in any such award.

        11. ASSIGNMENT, MORTGAGE, ETC. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Agreement, nor underlet or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupant or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

        12. ELECTRIC CURRENT. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the Building or the risers or wiring installation and Tenant may not use any electrical

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equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the Building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages, or expenses which Tenant may sustain.

        13. ACCESS TO PREMISES. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the Demised Premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the Demised Premises or to any other portion of the Building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the Demised Premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the Demised Premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress or to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the Demised Premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the Building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property. such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the Demised Premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this Lease or Tenant's obligations hereunder.

        14. VAULT, VAULT SPACE, AREA. No vaults, vault space or area, whether or not enclosed or covered, nor within the property line of the Building is leased hereunder. anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this Lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the Building. All vaults and vault space and all such areas not within the property line of the Building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by tenant.

        15. OCCUPANCY. Tenant will not at any time use or occupy the Demised Premises in violation of the certificate of occupancy issued for the Building of which the Demised Premises is a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to

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the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

        16.    BANKRUPTCY.

               a. Anything elsewhere in the Lease to the contrary notwithstanding, this Lease may be canceled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this Lease shall be assigned in accordance with its terms, the provisions of this article 16 shall be applicable only to the party then owning Tenant's Interest in this Lessee.

               b. It is stipulated and agreed that in the event of the termination of this Lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the Demised Premises for the same period. In the computation of such damages the difference between any installment of rent become due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment as payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said Lease, or any part thereof, before presentation of proof of such liquidated damages to court commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

       17.     DEFAULT.

               a. If Tenant defaults in fulfilling any of the covenants of this Lease other than the covenants for the payment of rent or additional rent; or if the Demised Premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Demised Premises shall be taken or occupied by someone other than Tenant; or if this Lease be rejected under Section 235 of Title 11 of the U. S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this Lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature

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that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, the Owner may serve a written three (3) days' notice of cancellation of this Lease upon Tenant, and upon the expiration of said three (3) days this Lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Tenant shall then quit and surrender the Demised Premises to Owner but Tenant shall remain liable as hereinafter provided.

               b. If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the Demised Premises either by force or otherwise, and dispossess tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of Demised Premises and remove their effects and hold the premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to reenter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

        18. REMEDIES OF OWNER AND WAIVER OF REDEMPTION. In case of any default, re-entry, and/or dispossess by summary waiver proceedings or otherwise, (A) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (B) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent or charge a higher rental than that in this Lease and /or (C) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the Lease or Leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the Demised Premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, in putting the Demised Premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements and/or decorations in the Demised Premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the Demised Premises, and the making of such alterations, repairs, replacement and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way. Whatsoever for failure to re-let the Demised Premises or in the event that the Demised Premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of Demised Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

        19. FEES AND EXPENSES. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this Lease, then, unless otherwise provided elsewhere in this Lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's Lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

        20. BUILDING ALTERATIONS AND MANAGEMENT. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the Building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the Building of Tenant's social or business visitors as the Owner may deem necessary for the security of the Building and its occupants.

        21. NO REPRESENTATIONS BY OWNER. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the Building, the land upon which it is erected or the Demised Premises, the rents, Leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the Building and the Demised Premises and Tenant is thoroughly acquainted with their condition and agrees to take the same `as is' and acknowledges that the taking of possession of the Demised Premises by

Tenant shall be conclusive evidence that the said premises and the Building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

        22. END OF TERM. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Owner this Demised Premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this Lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this Lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

        23. QUIET ENJOYMENT. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

        24. FAILURE TO GIVE POSSESSION. If Owner is unable to give possession of the Demised Premises on the date of the commencement of the term hereof, because of the holding over or retention of possession of any tenant, undertenant or occupants or if the Demised Promises are located in a Building being constructed, because such Building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the Lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this Lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the Demised Premises or to occupy premises other than the Demised Premises other than the date specified as the commencement of the term of this Lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, except as to the covenant to pay rent. The provisions of this Article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

        25. NO WAIVER. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this Lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the Lease and the delivery of keys to any such agent or employee shall not operate as a termination of the Lease or a surrender of the premises.

        26. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the promises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

        27. INABILITY TO PERFORM. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

        28. BILLS AND NOTICES. Except as otherwise in this Lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the Building of which the Demised Premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

        29. SERVICES PROVIDED BY OWNER. As long as Tenant is not in default under any of the covenants of this Lease, Owner shall provide: (A) necessary elevator facilities on business days from 8 A.M. to 6 P.M. and on Saturdays from 8 A.M. to 1 P.M. and have one elevator subject to call at all other times; (B) heat to the Demised Premises when and as required by Law, on business days from 8 A.M. to 6 P.M. and on Saturdays from 8 A.M. to 1 P.M.; (C) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered: (D) cleaning service for the Demised Premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the Building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any Tenant's refuse and rubbish from the Building; (E) if the Demised Premises is serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 A.M. to 6:00 P.M. and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service: (F) Owner reserves the right to stop services of the heating, elevators, plumbing, air conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the Building of which the Demised Premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this Lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

        30. CAPTIONS. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof.

        31. DEFINITIONS. The term "office", or "offices", whenever used in this Lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a Owner or lessor, and as used in this Lease means only the Owner, or the mortgagee in possession for the time being of the land and Building (or the Owner of a lease of the Building or of the land and Building) of which the Demised Premises form a part, so that in the event of a lease of said Building, or of the land and Building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors, in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the Building has agreed to carry out any and all covenants and obligations of Tenant, hereunder. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning. The term `business days' as used in this Lease exclude 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this Lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

        32. SECURITY. Tenant has deposited with Owner the sum of Thirty Five Thousand Three Hundred Seventeen Dollars ($35,317) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent. Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expand or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Owner. In the event of a safe of the land and Building or leasing of the Building, of which the Demised Premises form a part, Owner shall have the right to transfer the security to vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

        33. ESTOPPEL CERTIFICATE. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the date to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease and, if so, specifying each such default.

        34. SUCCESSORS AND ASSIGNS. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this Lease, their assigns.

        IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

Witness for Owner:                           OWNER
                                             1995 CAM LP


/s/ Barry                                    /s/
----------------------------------           ----------------------------------
                                             General Partner

Witness for Tenant:                          TENANT:
                                             VIRAGE, INC.


/s/ Christen L. Stockdale                    /s/ Frank Pao
----------------------------------           ----------------------------------
                                             Mr. Frank Pao, V.P. of Business
                                             Affairs & General Manager


        35. DELETED.

        36. TENANT'S WORK. It is understood and agreed that the Demised Premises are hereby ]eased to the Tenant and that Tenant accepts and will accept the same in their `as is' condition In all respects. Tenant covenants and agrees that it will, at its entire cost and expense, and without any cost or expense to Owner in any amount, perform such work, make such alterations and furnish and install such equipment as may be necessary to fix the Demised Premises for the use and occupancy thereof provided and permitted under Article 2 of this Lease (all of the aforedescribed work, alterations, installations, etc., to be performed by Tenant herein shall be referred to as "Tenant's Work"). To the foregoing end, Tenant will be permitted to perform Tenant's Work subject, however, to the following terms and conditions:

               a. That all such Tenant's Work shall comply with all applicable provisions of this Lease, including, but not limited to, Articles 3 and 6 hereof, and all applicable governmental rules and regulations and the rules and regulations of any Board of Fire Underwriters or similar agency having jurisdiction.

               b. That Tenant shall first submit to Owner for its approval plans and specifications covering said Tenant's Work. Owner agrees not to unreasonably withhold or delay its consent to such plans and specifications and to any subsequent changes therein.

               c. That Tenant and its contractors shall employ only labor in the performance of such Tenant's Work, which shall be compatible with the other labor in the Building; Tenant agrees to employ only first class workmanlike contractors and labor as approved by Owner.

               d. That Tenant and any contractor or contractors employed by the Tenant to render services and furnish labor to the Demised Promises, shall be covered by Worker's Compensation Insurance and a certificate thereof shall be furnished to the Owner before commencement of any work by any contractor, subcontractor, their agents, servants or employees.

               e. That promptly following the completion of all of said Tenant's Work, and as soon as reasonably feasible, the Tenant shall obtain and furnish to Owner all appropriate certifications from all authorities having jurisdiction to the effect that all such Tenant's Work has been performed and completed in accordance with the filed plans, if any, and with all laws, rules. regulations and orders of said authorities having jurisdiction.

               f. That Tenant, at its expense, shall procure each and every permit, license, franchise, or other authorization required for the performance of such Tenant's Work.

               g. That Tenant shall furnish to Owner a list of all Tenant's contractors, subcontractors, material suppliers and laborers (collectively referred to as "Tenant's Personnel"). Tenant shall be responsible for Tenant's Personnel furnishing to Owner: (1) a partial release of lien simultaneously with each payment by Tenant to Tenant's Personnel for any labor performed or materials furnished; and (2) a final release of lien immediately upon a final payment by Tenant to Tenant's Personnel for any labor performed or materials furnished.

               h. In the event a proposed alteration or improvement is estimated to cost in excess of Five Thousand Dollars ($5,000), Tenant agrees that Tenant shall either: (1) provide Owner with a completion and/or surety bond covering such work which runs in favor of Owner (2) issue to Owner a hold harmless and indemnification agreement relative to such proposed work, or (3) issue the personal guaranty of Tenant hereunder, which guaranty shall place the entire burden of payment for such alteration on himself, as well as hold Owner harmless from and against any and all claims directly arising out of the work to be done in the Demised Premises.

        37. SECURITY. The security deposited pursuant to Article 34 of the Lease shall be placed in an interest bearing account in the Jamaica Savings Bank, 1995 Broadway, New York, New York, subject to Owner's sole right to change the depository at any time to any banking organization having a place of business in the State of New York, interest earned to become additional security. It is also understood and agreed that 1.0% per annum of the security funds shall be retained by Owner as an administrative fee.

        38.    ELECTRICITY.

               a. Owner agrees to supply Tenant with such electric current as Tenant shall reasonably require (consistent with the existing electrical capacity contained in the Demised Premises) for Tenant's wiring facilities and equipment within the Demised Premises as of the commencement of occupancy thereof by Tenant, and in consideration thereof Tenant agrees that the basic annual rent reserved in the within Lease shall be increased by the agreed upon sum of Fourteen Thousand Three Hundred Dollars ($14,300) (the "Base Charge"), retroactive to the date of possession which Base Charge increase to basic annual rent shall in no event be subject to reduction but shall be subject to being increased as hereinafter provided. Owner shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason not attributable to Owner. Tenant shall furnish and install all lighting tubes, lamps, bulbs and ballasts required in Demised Premises, at Tenant's expense, or shall pay Owner's reasonable charges therefor on demand except with respect to air conditioning supplied to tenants of this Building through a centrally located air conditioning system which Owner may have agreed to supply to Tenant at Owner's sole costs and expense as shall be specified, if applicable, in a separate Article of this Lease. Tenant shall pay for the cost of electricity consumed, including central air conditioning by any air conditioning equipment located in the Demised Premises as well as any other air conditioning equipment furnishing, in conjunction with the operation of, conditioned air to the Demised Premises irrespective of whether any such equipment is located in the Demised Premises or in any other portion of the Building. The term "equipment" as used herein shall be deemed to include, without limitation, all components and auxiliary equipment used in connection with air conditioning equipment servicing the Demised Premises including Tenant's pro rata share of the cost of the electrical operation of the cooling tower(s) used in connection therewith if the air conditioning equipment is water cooled.

               b. After Tenant shall have entered into possession of the Demised Premises, or any portion thereof, Owner, at anytime and from time to time during the term of this Lease, shall have the right to have surveys made by Owner's electrical consultant of the electrical consumption within the Demised Premises and the determination of said electrical consultant shall determine whether the Base Charge for electricity (as same may have been increased by previous surveys and determinations made by Owner's electrical consultant) is less than the then electrical consumption charge determined by Owner's electric consultant to be properly payable by Tenant as a result of the then current survey determination made by said electrical consultant and if the Base Charge shall be less than the electrical consumption charge so determined by Owner's consultant to be applicable to Tenant's consumption of electricity then, effective as of the date of occupancy in the case of the first survey and effective as of the date of the making of the second and subsequent surveys the Base Charge increase to basic annual rent (as same may have been previously increased pursuant to the provisions hereof) shall be further increased by an amount equal to the difference between: (1) the Base Charge increase (plus any previous increases to the Base Charge increase in accordance with the provisions hereof); and (2) the then electrical consumption charge determined to be applicable by Owner's consultant.

        Survey made by Owner's electrical consultant shall be based upon the use of such electric current between the hours of 8 A.M. to 6 P.M. on Mondays through Fridays, and 8 A-M, to 1 P.M. on Saturdays and such other days and hours when Tenant uses electricity for lighting and for the operations of the machinery, appliances and equipment used by Tenant in the Demised

Premises. In addition, if cleaning services are provided by Owner, such survey shall include Owner's normal cleaning hours of up to five hours per day for lighting within the Demised Premises and for electrical equipment normally used in such cleaning.

        The cost of the first survey made by Owner's electrical consultant shall be borne by Owner. With respect to subsequent surveys, if Owner's consultant shall determine that there has been an increase in Tenant's use of electrical current then, in addition to the other requirements and obligations imposed on Tenant in this Article, Tenant shall pay the fees of the electrical consultant making such survey. The findings of such electrical consultant shall be binding and conclusive on Owner and Tenant.

               c. Tenant's use of electric energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors, machinery and equipment in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without Owner's prior written consent in each instance, connect any additional fixtures, machinery, appliances or equipment to the Building electric distribution system or make any alteration or addition to Tenant's machinery, appliances or equipment or the electric system of the Demised Premises existing on the commencement date of the term hereof. Should Owner grant such consent all additional risers or other equipment required therefor shall be provided by Owner and the cost thereof shall be paid by Tenant upon Owner's demand. As a condition to granting such consent, Owner may require Tenant to agree to an increase in the basic annual rent by an amount which will reflect the value of the additional service to be furnished by Owner, that is, the potential additional electrical current to be made available to Tenant based upon the estimated additional capacity of such additional risers to other equipment. If Owner and Tenant cannot agree thereon, such amount shall be determined by an electrical engineer or consultant to be selected by Owner and paid by Tenant. When the amount of such increase is so determined, the parties shall execute an agreement supplementary hereto to reflect such increase in the amount of basic annual rent stated in this Lease effective from the date such additional service is made available to Tenant; but such increase shall be effective from such date even if such supplementary agreement is not executed.

               d. If the public utility rate schedule for the supply of electric current to the Building or the utility company fuel adjustment charge or demand charge shall be increased or decreased at any time after the date hereof, or if there shall be a change in taxes or if additional taxes shall be imposed on the sale or furnishing of such electric current, or if there shall be a change in the space constituting the Demised Premises, or if Tenant's failure to maintain its machinery and equipment in good order and repair causes greater consumption of electrical current, or if Tenant uses electricity on days or hours other than those specified in subparagraph (b) hereof, or if Tenant adds any machinery, appliances or equipment, the basic annual rent herein reserved shall be equitably adjusted to reflect any or all of the foregoing as may be applicable. If Owner and Tenant cannot agree thereon, the amounts of such adjustment(s) shall be determined, based on standard practices, by any electrical engineer or consultant, to be selected by Owner and paid by Tenant and the findings of said electrical engineer or consultant shall be binding and conclusive upon the parties. When the amounts of such adjustment are so determined, the parties shall execute an agreement supplementary hereto to reflect such adjustment in the amount of the of the basic annual rent stated in this Lease effective from the date of the increase or decrease of such usage as determined by such electrical engineer, or consultant, or as the case may be, from the effective date of such increase or decrease in the public utility rate schedule; but such adjustment shall be effective from such date whether or not such a supplementary agreement is executed.

               e. Owner reserves the right to discontinue furnishing electric current to Tenant in the Demised Premises at any time upon not less than thirty
(30) days' notice to Tenant. If Owner exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such termination, Owner shall not be obligated to furnish electric energy to Tenant and the basic annual rent payable under this Lease shall be reduced by the amount of any previous increases thereto an on account of electricity supplied pursuant to the provisions of this Article. Owner, upon the expiration of the aforesaid notice to Tenant, may discontinue furnishing the electric current; but, if, for any reason, the supply of electric current by Owner to the Tenant shall thereafter continue for any period of time, this shall be without waiver of the right of Owner thereafter to terminate the same without further notice, and the Tenant shall continue to pay the basic annual rent as increased pursuant to this Article as herein provided until such time as the supply of current shall in fact be discontinued. If Owner so discontinues furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric service to the Building. Such electric energy may be furnished to Tenant by means of the then existing Building system feeders, risers and writing to the extent that the same are, in Owner's sole judgment, available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be installed and maintained by Tenant at its expense. In addition and notwithstanding anything to the contrary contained in this Article, Owner at anytime during the term of this Lease on not less than thirty (30) days' prior written notice to Tenant may require Tenant to purchase electricity from Owner or from a meter company designated by Owner upon the terms of such submetering clause that may then be currently used by Owner in the Building of which the Demised Premises form a part. If Owner shall elect to have Tenant purchase electricity directly from Owner or Owner's designated meter company as aforesaid, then Owner at Owner's sole cost and expense (but with Tenant's reasonable cooperation) shall perform all wiring as may be necessary to have Tenant's electrical consumption measured by submeters provided by Owner at Owner's sole cost and expense.

               f. If any tax is imposed upon Owner with respect to electrical energy furnished as a service to Tenant by any federal, state, municipal or other authority, Tenant covenants and agrees that where permitted by law or applicable regulations, Tenant's pro rata share of such taxes, shall be reimbursed by Tenant to Owner within ten (10) days after being billed therefor.

        39.    OPERATING EXPENSE ESCALATION INDEX.  Intentionally omitted.

        40. REAL ESTATE TAX ESCALATION. In addition to the basic annual rent hereinbefore reserved, Tenant covenants and agrees to pay to Owner as additional rent, sums computed in accordance with the following provisions:

               a. "Taxes" shall mean all real estate taxes, assessments, government levies, county taxes or any other governmental charge, general or special, ordinary or extraordinary, unforeseen as well as foreseen of any kind of nature whatsoever which are or may be assessed or imposed upon the Building in which the Demised Premises are located, the land underlying same and the sidewalks, plazas, streets and alleys in front of or adjacent thereto including any tax, excise or fee measured by or payable with respect to any rent or mortgage and levied against Owner and/or the land and or Building and/or against the holder of any mortgage affecting said land or Building under the laws of the United States, the State of New York, or any political subdivision thereof or by the City of New York, as a substitute or addition in whole or in part for taxes presently or hereafter imposed on the land and Building or resulting from or due to any change in the method of taxation provided that any such substitute tax on rent shall be considered as if the rent were the only income of Owner but excluding any income, franchise, corporate, estate, inheritance, succession, capital stock or transfer tax levied on Owner or the holder of any such mortgage.

               b. "Tax Year" shall mean every twelve month consecutive period commencing each July 1 during the term of this Lease.

               c. "Tenant's Proportionate Share" shall be deemed to be 5.97%.

               d. "Basic Tax" shall mean the real estate taxes imposed on the Building containing the Demised Promises and on the land on which the Building is located for the fiscal year July 1, 2000 to June 30, 2001. If the Basic Tax shall subsequently be adjusted, corrected or reduced, whether as the result of protest, by means of agreement or as the result of legal proceedings, the Basic Tax for the purpose of computing any additional rent payable pursuant to this Article shall be the Basic Tax as so adjusted, corrected or reduced. Until the Basic Tax is so adjusted, corrected, or reduced, if ever, Tenant shall pay additional rent hereunder based upon unadjusted, uncorrected or unreduced Basic Tax and upon such adjustment, correction or reduction occurring, and additional rent paid by Tenant prior to the date of such occurrence shall be recomputed and Tenant shall pay to Owner any additional rent found due by such recomputation within ten (10) days after being billed thereof (which bill shall set forth in reasonable detail the pertinent data causing and comprising such recomputation).

               e. If the Taxes for any Tax Year shall be greater than the Basic Tax, then Tenant shall pay to Owner as additional rent an amount equal to Tenant's Proportionate Share of the increase over the Basic Tax if the commencement date of this Lease shall occur during any Tax Year, or if the term of this Lease shall expire or be terminated during any Tax Year, such amount shall be prorated. Owner shall bill Tenant for any additional rent payable by Tenant pursuant to this Article, such bill to be set forth in reasonable detail the computation of additional rent hereunder which shall be payable by the Tenant to the Owner in installments in the same manner that such Taxes are payable by the Owner to the City of New York pursuant to law, commencing with July 1, 2000.

               f. If the Taxes for any Tax Year for which Tenant shall have paid additional rent pursuant to this Article shall be adjusted, corrected or reduced, whether as the result of protest of any tentative assessment, or by means of agreement, or as the result of legal proceedings, the additional rent becoming due in said Tax Year pursuant to this Article shall be determined on the basis of said corrected, adjusted or reduced Taxes. If Tenant shall have paid any additional rent pursuant to this Article for such Tax Year prior to any said adjustment, Owner shall credit or refund to Tenant any excess amount thus paid as reflected by said adjusted Taxes less Tenant's pro rata share of any cost, expense or fees (including experts' and attorneys' fees) incurred by Owner in obtaining said tax adjustment. If said tax adjustment shall occur prior to Tenant's payment of any said Taxes due hereunder additional rent, Tenant shall pay, as further additional rent, a proportionate share of any cost, expenses or fees (including experts' and attorneys' fees) incurred by Owner in obtaining said tax adjustment, in an amount equal to the percentage of the savings to Tenant that the total expenses shall bear percentage wise to the total savings in Taxes thereby effected. Any payments, credits or refunds due hereunder for any period of less than a full Tax Year at the commencement or end of the term of this Lease, or because of any change in the area of the Demised Premises shall be equitably prorated to reflect such event.

               g. If the fiscal tax year or the method of tax payment shall hereafter be changed, appropriate adjustment of the foregoing provisions shall be made accordingly to reflect any such changes.

               h. Tenant shall pay to Owner any occupancy tax, rent tax and any other tax of similar nature or intent now in effect or hereafter enacted, if the taxing authority shall enact law making same payable by Owner in the first instance. Such tax shall be paid to Owner as additional rent upon demand.

        41.    ASSIGNMENT, SUBLETTING, MORTGAGING.

               a. Tenant will not by operation of law or otherwise assign, mortgage or encumber this Lease, nor sublet or permit the Demised Premises or any part thereof to be used by others, without Owner's prior express written consent in each instance. The consent by Owner to any assignment or subletting shall not in any manner be construed to relieve Tenant from obtaining Owner's express written consent to any other or further assignment or subletting nor shall any such consent by Owner serve to relieve or release Tenant from its obligations to fully and faithfully observe and perform all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

               b. If Tenant shall desire to assign or to sublet all or any portion of the Demised Premises, Tenant shall give notice thereof to Owner and in said notice shall set forth all pertinent business terms of the proposed assignment or subletting as well as the name and address of the proposed assignee or sublessee, information as to financial condition of such assignee or Sublessee and proposed use which assignee or Sublessee desires to make of the Demised Premises. Said notice shall bear the signature of the proposed sublessee or assignee attesting to its accuracy. Tenant shall in addition, at Owner's request, furnish such other further information as Owner may request concerning such proposed assignment or subletting. After receipt of such notice from Tenant, Owner shall have the following options to be exercised within sixty (60) days from the later to occur of: the receipt of Tenant's notice, or if Owner shall request additional information from Tenant, the receipt of such additional information when furnished by Tenant:

                      (1) In the event Tenant's notice is of Tenant's desire to make an assignment or a subletting of all or substantially all of the Demised Premises Owner shall have the option to cancel and terminate this Lease as of the date proposed by Tenant for such assignment or subletting, which option shall be exercised within the aforesaid sixty (60) day period and on which date the term of this Lease shall cease and expire with the same force and effect as if such date were originally provided herein as the expiration of the term hereof.

                      (2) In the event Tenant's notice is of Tenant's desire to make a subletting for less than all or substantially all of the Demised Premises, Owner shall have the option, to be exercised within said sixty (60) day period, of canceling and terminating this Lease only as to such portion of the Demised Premises to take effect as of the proposed effective date thereof as stated in Tenant's notice. In the event Owner exercises its option under this subparagraph (2) the rent and all other charges payable hereunder shall be equitably adjusted and apportioned.

               c. If Owner does not exercise its right of cancellation under either of the foregoing two options granted under subparagraph (b) hereof within the time set forth therein, Tenant agrees to then use Glen Equities LTD. as its exclusive rental agent, having the sole and exclusive right to lease, at agent's then prevailing commission rates, and to promptly notify such renting agent of its desire to assign or sublet its Lease, (notwithstanding the foregoing, Tenant shall have the right to attempt to assign Tenant's interest in this Lease or sublease all or portions of the Demised Premises to third parties procured by Tenant or by outside brokers whom Tenant may wish to utilize provided, however that such assignment shall be subject to the provisions of Article 11; the above paragraph (b) Owner's options, as well as the following provisions of this Article and further that in the event of such an assignment or subleasing Tenant shall obtaining a proposed assignee or subleases, upon terms satisfactory to Tenant, Tenant shall submit to Owner in writing: (i) the name of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business and credit of the proposed assignee or subtenant, and any other information reasonably requested by the Owner.

        Owner shall have the further option, to be exercised within thirty (30) business days from submission of Tenant's request, to require Tenant to execute an assignment or sublease to Owner or Owner's designee on the same terms and conditions in Owner's own name, or the name of Owner's designee, with a right to sublease to others without Tenant's consent being required for such or any further sublettings. If Owner shall not exercise its foregoing further option within the time set forth, its consent to any such proposed assignment or subletting shall not be unreasonably withheld or unduly delayed, provided, however, that Owner may withhold consent thereto if in the exercise of its sole judgment it determines that:

                      (1) The financial condition and general reputation of the proposed assignee or subtenant are not consistent with the extent of the obligation undertaken by the proposed assignment or sublease.

                      (2) The proposed use of the Demised Premises is not appropriate for the Building or in keeping with the character of the existing tenancies or permitted by the Tenant's Lease (but the foregoing shall not be deemed to enlarge the purposes for which the Demised Premises are permitted to be used as set forth in this Lease).

                      (3) The nature of the occupancy of the proposed assignee or subtenant will cause an excessive density of employees or traffic or make excessive demands on the Building's services or facilities or in any other way will lesson the character of the Building.

                      (4) The Tenant proposes to assign or sublet to one who at the time is a tenant or occupant of the premises in the Building of which the Demised Premises are a part (or to a subsidiary or related entity of such a tenant or occupant) or to one who at the time is a tenant or occupant of promises in any other Building then managed by Glen Equities LTD.

                      (5) The Tenant proposes to assign or sublet all or a portion of the Demised Premises at a rental rate less than the rental rate Owner is then asking for other space in the Building. In the event Owner should withhold or delay its consent to any proposed assignment or sublease, the sole remedy of Tenant shall be to institute action for specific performance if Tenant believes that such withholding or delaying of consent was unreasonable and Tenant hereby expressly waives any claim for monetary damages by reason of such withholding or delaying of consent by Owner.

               d. Further, and as a condition of Owner's consent to any assignment or subletting:

                      (1) That Tenant at the time of requesting Owner's consent shall not be in default in the payment of any rent, additional rent, or other sums or charges provided to be paid by tenant hereunder and further that Tenant is not then in material default otherwise under this Lease;

                      (2) That each assignee of this Lease shall assume in writing all of the terms, covenants and conditions of this Lease on the part of the Tenant hereunder to be performed and observed.

                      (3) That an original or duplicate original of the instrument of assignment and assumption or of the sublease agreement shall be delivered to Owner within five (5) days following the making thereof: and

                      (4) That any instrument of sublease shall specifically state that each sublease is subject to all of the terms, covenants and conditions of this Lease. If Tenant shall duly comply with all of the foregoing then, as aforesaid, Owner shall not unreasonably withhold or unduly delay its consent to such assignment or subletting, provided further, however, and on condition that at the time of requesting Owner's consent Tenant shall pay to Glen Equities LTD). the sum of $250 as a processing fee for each assignment and/or subletting.

               e. It is agreed that if Owner shall not exercise any of its foregoing options and shall consent to such assignment or subletting, and Tenant shall thereupon assign this Lease or sublet all or any portion of the Demised Premises, then and in that event Tenant shall pay to Owner, as additional rent,
(1) in the event of an assignment, the amount of all monies, if any, which the assignee has agreed to and does pay to Tenant in consideration of the making of such assignment less however all out-of-pocket costs actually incurred by Tenant in connection with the making of such assignment, including but not limited to any brokerage fees, advertising and alteration costs; and (2) in the event of a subletting the amount, if any, by which the fixed basic rent and additional rent payable by the sublessee to Tenant shall exceed the fixed basic rent plus additional rent allowable to that part of the Demised Premises affected by such sublease, pursuant to any side agreement as consideration (partial or otherwise) for Tenant making such subletting. Such additional rent payments shall be made monthly within five (5) days after receipt of the same by Tenant or within five (5) days after Tenant is credited with the same by the assignee or subleasee. At the time of submitting the proposed assignment or sublease to Owner, Tenant shall certify to Owner in writing whether or not the assignee or sublessee has agreed to pay any monies to Tenant in consideration of the making of the assignment or sublease other than as specified and set forth in such instruments, and if so Tenant shall certify the amounts and time of payment thereof in reasonable detail.

               f. If this Lease shall be assigned, or if the Demised Premises or any part thereof be sublet or occupied by any person or persons other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected (which may be treated by Owner as rent or as use and occupancy) to the rent herein reserved but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this Lease.

               g. Each permitted assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease and any renewals and severally with Tenant for the payment of the rent, additional rent and adjustment of rent, and for the due performance of all the terms, modifications hereof. No assignment shall be binding on Owner unless, as hereinbefore provided, such assignee or Tenant shall deliver to Owner a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all the obligations aforesaid and shall obtain from Owner the aforesaid written consent prior thereto. Any assignment, sublease or agreement permitting the use and occupancy of the premises to which Owner shall not have expressly consented in writing shall be deemed null and void and of no force and effect.

               h. DELETED.

               i. Notwithstanding anything to the contrary contained in this Article, Tenant, without being subject to the options afforded Owner herein, shall have the right to assign this Lease to any parent company, subsidiary, affiliate or any resulting company into or with which Tenant is merged or consolidated and to enter into a sublease of all or part of the Demised Premises to any such parent company, subsidiary or affiliate, subject however to Tenant's compliance with all of the provisions of subparagraph (d) hereof, upon which occurring Owner shall give its consent to such assignment or subletting and provided further that any such assignee or sublessee shall continue to use the Demised Premises for the purposes set forth in Article 2 only, for the remainder of the term of this Lease.

               j. Notwithstanding anything to the contrary contained in this Article, Tenant's right to assign this Lease or sublet all or a portion of the Demised Premises, and the enforceability against Owner of Owner's consent to any such assignment or subletting, shall be subject to Tenant's delivering to Owner, simultaneously with the execution of any such assignment or sublease, a general release of liens against the Building executed by any broker(s):

                      (1) with whom Tenant shall have worked in connection with any such assignment or sublease or

                      (2) who are or who claim to be, in whole or in part, responsible for any such assignment or sublease. Tenant further agrees to promptly effect and timely pay for all costs of the removal of any broker's liens which are placed on the Building at any time in connection with any such assignment or subletting (or promptly make reimbursement to Owner in the event Owner chooses to directly effect such removal). Tenant's failure to comply with the provisions contained in this subparagraph (j) shall be deemed to be a material default under this Lease entitling Owner to all of the remedies provided for under this Lease for default, including but not limited to Owner's right to terminate this Lease in this event thereof.

        42. INSURANCE. Tenant, throughout the term hereof, shall maintain in full force and effect for the benefit of and naming Owner, Owner's agents and Tenant as parties insured therein, comprehensive general public liability insurance, including without limitation, umbrella liability coverage against claims for personal injury, death, or damage to property occurring in, on, or about the Demised Premises, with limits of not less than $1,000,000 for personal injury or death of one person and $2,000,000 arising out of one occurrence, and $100,000 for property damage.

        The insurance required hereunder shall be issued by an insurance company licensed to do business in the State of New York prior to any entry by Tenant into the Demised Premises, and thereafter, not less than ten (10) days prior to the expiration of any expiring policy. Tenant shall furnish renewals thereof, together with proof of payment of the premium therefor. If such insurance is carried under a blanket policy, Tenant may deliver a certificate in lieu of the original policy. Each policy or renewal shall contain a provision for notice to Owner at least ten (10) days prior to the cancellation thereof.

        Tenant shall indemnify Owner against and save Owner harmless to the extent of $2,000,000 which may be provided by umbrella policy for any one occurrence from any liability or claim by or on behalf of any person, firm or governmental authority for injury, death, or damage arising from the use by Tenant of the Demised Premises, the plazas, sidewalks, curbs, or vaults adjacent thereto, the common areas of the Building, or from any work or thing whatsoever done or omitted to be done by Tenant, its agents, contractors, servants, employees, licensees, invitees, or customers, and from any breach or default by Tenant under any of the terms or provisions of this Lease. If any action or proceeding shall be brought against Owner in connection with any such claims Tenant shall defend such action or proceeding, at Tenant's expense, by counsel reasonably satisfactory to Owner. Tenant's insurance carrier's counsel shall be deemed satisfactory.

        43. ADDITIONAL RENT. All costs, charges and expenses which Tenant assumes, agrees or is obligated to pay pursuant to this Lease shall be deemed additional rent, and in the event of nonpayment, Owner shall have all of the rights and remedies with respect thereto as is herein provided for In the case of nonpayment of rent.

        44. MERCHANDISE, REFUSE, ETC. Tenant shall at no time leave any merchandise, supplies, materials or refuse in the hallways or other common portions of the Building or in any other area of the Building other than the Demised Premises. Tenant covenants that all garbage and refuse shall be kept in proper containers, securely covered, until removed from the Building so as to prevent the escape of objectionable fumes and odors and the spread of vermin, and Tenant further covenants that no refuse and/or garbage shall be permitted to remain an the sidewalks adjacent to the Building.

        45. ATTORNMENT. At the option of the Owner or any successor Owner or the holder of any mortgage affecting the Demised Premises, Tenant agrees that neither the cancellation nor termination of any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate, nor any foreclosure of a mortgage affecting said premises, nor the institution of any suit, action, summary or other proceeding against the Owner herein or any successor Owner, or any foreclosure proceedings brought by the holder of any such mortgage, Tenant covenants and agrees to attorn to the Owner or to any successor to the Owner's interest in the Demised Premises, or to such holder of such mortgage or to the purchaser of the mortgaged premises in foreclosure.

        46. WAIVER OF SUBROGATION. Owner and Tenant, respectively, hereby waive the right of recovering from each other for any damage or loss occasioned by any hazards compensated by insurance (excluding liability insurance), regardless of whether said damage or loss resulted from the negligence of either party, their employees, or otherwise and said parties do hereby waive the right to subrogate any insurance carrier or other party to their respective rights of recovery against each other in any event.

        47. MECHANIC'S LIENS. Notwithstanding anything to the contrary contained in this Lease, Tenant hereunder, its successor and assigns, warrants and guarantees to the Owner named in the within Lease, its successor and assigns, that if any mechanic's lien shall be filed against the Building of which Demised Premises forms a part for work claimed to have been done for, or materials furnished to Tenant, the same shall be discharged by Tenant, by either payment or by bond at the sole cost of Tenant within twenty (20) days following the filing of such mechanic's lien.

        48. AIR CONDITIONING PERMITS. Anything contained herein to the contrary notwithstanding it is expressly agreed that Tenant shall pay the cost of any and all permits required by any branch or department of the Borough, County, City, State or Federal Government in connection with any air conditioning presently or hereinafter installed in the Demised Premises by either Owner or Tenant.

        49. LIMITATION OF OWNER'S LIABILITY. If Owner or any successor in interest of Owner be an individual, joint venture, tenancy in common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals, then, anything elsewhere in this Lease to the contrary notwithstanding, Tenant shall look solely to the estate and property of such unincorporated Owner in the land and Building and, where expressly so provided in this Lease to offset against the rents payable under this Lease, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Owner in the event of any default by Owner hereunder, and no other property or assets of such unincorporated Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

        50. ESTOPPEL CERTIFICATE. Tenant agrees, at any time, and from time to time. upon not less than seven (7) days prior written notice from Owner to execute, acknowledge and deliver to Owner, a statement in writing addressed to Owner certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified, that the same is in full force and effect as modified and stating the modifications), stating the dates to which rent, additional rent and other charges have been paid, and stating whether or not to the best knowledge of the signer of such certificate, there exists any default in the performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by Owner and by any mortgages or prospective mortgagee of any mortgage affecting the Building or the Building and the land, and by any Owner under a ground or underlying Lease affecting the land or Building, or both.

        51. LATE PAYMENTS. If Tenant shall fail to pay any installment of rent or additional rent when first due hereunder (irrespective of any grace period as may be applicable thereto) and such failure to pay shall continue for more than ten (10) days after such payment was first due, then interest at the rate of five (5) cents for each dollar overdue will be charged to the Tenant and shall accrue from and after the date on which any such sum was first due and payable hereunder, and such interest shall be deemed to accrue as additional rent hereunder and shall be paid to Owner upon demand made from time to time, but in any event no later than the time of payment of the delinquent sum.

        52. HOLDOVER. If Tenant shall hold possession of the Demised Premises after the expiration of the term of this Lease or the prior termination of this Lease, and the Lease is not renewed or a new Lease is not entered into between the parties, the parties hereby agree that Tenant's occupancy of the Demised Premises after the expiration of the term or prior termination of this Lease shall be under a month-to-month tenancy commencing on the first day after the expiration of the term or prior termination of this Lease and continuing until such tenancy shall be terminated by Owner or Tenant and such possession shall cease, which tenancy shall be upon all of the terms set forth in this Lease except Tenant shall pay on the first day of each month of the holdover as basic monthly rent, an amount equal to the higher of (a) an amount equal to three times the sum of (1) the monthly installment of basic annual rent payable by Tenant during the last year of the original term of this Lease (i.e., the year immediately prior to the holdover period) and (2) all monthly installments of additional rent payable by Tenant pursuant to the term of this Lease that would have been billable monthly by Owner had the term of the Lease not expired; or
(b) an amount equal to the then market rental value for the Demised Premises as shall be established by Owner giving notice to Tenant of Owner's good faith estimate of such market rental value.

        Tenant shall occupy the Demised Premises during the holdover period in its "as is" condition as of the expiration of the term or prior termination of this Lease and Owner shall not be required to perform any work, furnish any materials or make any repairs within the Demised Promises during the holdover period. Nothing contained in this Lease shall be construed as a consent by Owner to the possession by Tenant of the Demised Premises beyond the expiration of the term or prior termination of this Lease, and Owner, upon said expiration of the term or prior termination of this Lease shall be entitled to the benefit of all legal remedies that may now be in force or may hereafter be enacted relating to speedy repossession of the Demised Premises by Owner.

        53. NO RESIDENTIAL USE OF DEMISED PREMISES. It is an express condition of this Lease that the Demised Premises be used for commercial purposes only. In no event may the Demised Premises be used for residential purposes and Tenant covenants and agrees to use the Demised Premises only for the commercial purposes specified in Article 2 hereof.

        54. WAIVER OF COUNTERCLAIM. Tenant shall and hereby does waive its right and agrees not to interpose any counterclaim or offset of whatever nature or description in any proceeding or action which may be instituted by Owner against Tenant to recover possession of the Demised Premises, for the collection of rent, additional rent, other charges, or for damages, or in connection with any matters or claims whatsoever arising out of or in any or in any way connected with this Lease, the relationship of Owner and Tenant, or Tenant's use or occupancy of said premises. This clause, as well as the `waiver of jury trial' provisions of this Lease, shall survive the termination or any cancellation of this Lease or the term hereof (nothing, however, contained in this clause shall preclude Tenant from instituting a separate action against Owner with respect to any claim that Tenant may have against Owner or from moving to consolidate such action with any action or proceeding which may have been instituted by Owner, it being understood. however, that Owner may impose any motion of consolidation).

        55. ATTORNEY'S FEES. In case it shall be necessary for Owner to institute any action or proceeding against Tenant for the nonpayment of rent or for the violation of any of the covenants or provisions of this lease or for the recovery of possession of the Demised Premises or should Owner be compelled to intervene in any action or proceeding wherein Tenant is a party in order to enforce or protect Owner's interest or rights hereunder, then and in any of such events, if Owner shall be successful in such action or proceeding, Tenant shall be obligated to pay to Owner reasonable attorney's fees, costs and disbursements incurred for the institution and prosecution of any such action, proceeding or intervention.

        56. TENANT'S FAILURE TO TIMELY PAY RENT & ADDITIONAL RENT CONSTITUTES MATERIAL BREACH OF LEASE OBLIGATIONS. Notwithstanding anything to the contrary contained in this Lease, Tenant acknowledges and agrees that Tenant has agreed to pay for the entire stated term of the Lease an aggregate amount equal to the sum of (A) the annual rental rate herein elsewhere agreed to be paid by Tenant for each year of the term of the Lease (plus a prorated amount for any period of less than a full year) - (the "total aggregate basic rent'" plus (B) all additional rent provided to be paid by Tenant hereunder for the full term of the Lease.

        Tenant further acknowledges and agrees that Tenant's obligations to pay rent and additional rent under this Lease as and when provided to be paid hereunder and before the expiration of any applicable grace period provided with respect thereto is a material obligation. Tenant further acknowledges and agrees that if Tenant shall fail to pay rent or additional rent as and when due hereunder and before the expiration of any applicable grace period with respect thereto so that Owner shall have instituted nonpayment dispossess proceedings against Tenant on account thereof twice at any time during the term of this Lease but a warrant of eviction was not issued in said proceedings by any reason of the payment by Tenant of past due rent or additional rent subsequent to the institution of such proceedings and prior to the issuance of the warrant of eviction therein that on any subsequent default by Tenant in the payment of rent and/or additional rent when provided to be paid hereunder and before the expiration of any applicable grace period with respect thereto, the total aggregate basic rent (less any payments on account thereof made by Tenant prior to such default continuing uncured beyond the expiration of any applicable grace period) shall immediately become due and payable. Upon any such default continuing uncured beyond the expiration of any applicable grace period occurring subsequent to the institution by Owner of summary proceedings, Owner may render to Tenant a statement of the balance of the total aggregate basic rent due and owing as well as any additional rent due and owing to the date of such statement and if same shall not be paid promptly by Tenant, i.e., within two (2) days after the rendering of such statement, Owner in addition to all other rights granted to Owner hereunder and without limitations may institute a dispossess summary proceeding based upon such nonpayment by Tenant.

        57. SUPERVISION OF TENANT'S INVITEES, EMPLOYEES, ETC. Tenant acknowledges and agrees that the Building of which the Demised Premises form a part is a first-class office building. Tenant further acknowledges that as an inducement to Owner to enter into this Lease with Tenant, Tenant has and does represent, covenant and agree that Tenant will take all necessary measures and institute all procedures as may be found necessary to insure that Tenant's clients, invitees, and personnel do not loiter or congregate in the public areas of the Building (including but not limited to the corridors. elevators, lobbies, lavatories, etc.) and that such clients, invitees and personnel will at all times conduct themselves in a proper business-like manner when passing through such public areas of the Building for purposes of access and egress to and from the Demised Premises. Tenant further acknowledges and agrees that the use of the Demised Premises by Tenant shall be limited to business days only (i.e., Mondays through Fridays, Federal, State, City and Building Union holidays excepted) from 8 A.M. to 6 P.M. and on Saturdays from 8 A.M. to 1 P.M. and that Owner in Owner's sole discretion may grant Tenant, upon not less than three (3) business days prior written request by Tenant, a license to use the Demised Premises on such days and hours other than as provided for above, agrees that any breach by Tenant of its foregoing agreements and representations will materially injure Owner who has intentions to rent space in the Building to major Tenants and who does not wish to have other present tenants of the Building disturbed, annoyed or inconvenienced. Accordingly, it is expressly agreed that any violation by Tenant of its agreements, representations and obligations pursuant to this article shall constitute a material default by Tenant under the terms of this Lease entitling Owner to exercise any and all rights granted Owner pursuant to Articles 17 and 18 of this Lease including without limitation the right to terminate this Lease and recover possession of the Demised Premises by reason of Tenant's default.

        58. DEMISED PREMISES - "AS IS". It is understood and agreed that the Demised Premises have been leased to Tenant and Tenant accepts the same in their `As Is' condition in all respects as of the date Owner delivers possession of the Demised Premises to Tenant.

        59. COMPLIANCE WITH LOCAL LAW NOS. 573,10/80,10/81,16/84 AND 76/85.
Tenant acknowledges and agrees that it shall be Tenant's responsibility and obligation to comply with all requirements and controls imposed by Local Laws, 573, 10/80, 10/81, 16/84 and 76/85 of the City of New York, as well as with any and all other now or hereafter existing laws. rules and regulations, as the same now or hereafter exit or hereafter may be amended, of the City of New York, or of any governmental or quasi governmental agency or department having jurisdiction over the Building, with respect to the Demised Premises or any portion of the Building including but not limited to the partitioning, layout, exit signs, telephone communications, fire conduits, emergency lighting, all systems mechanical or otherwise, elevators, exterior of the Building, toilets and all public areas. Tenant further acknowledges and agrees that if Owner shall perform Tenant's installation or alteration work for Tenant pursuant to any work letter agreement or pursuant to Tenant's request, Owner's sole responsibility with respect thereto shall be limited to the workmanlike manner of such installation or alteration and Tenant shall be responsible for the legality of any such installation or alteration, i.e., the drawing of plans in compliance with law and the obtaining of all permits relating thereto, including but not limited to all necessary approvals and signoffs, and compliance, by work or otherwise, with all laws, requirements and controls in accordance with this Article. Any modification(s) of any such installation or alteration made within the Demised Premises or alteration of the Building required as a result of such installation or alteration of the Building required as a result of such Installation or alteration shall be solely the responsibility of Tenant, at Tenant's sole cost and expense, and Owner shall have no obligation or duty with respect thereto. The performance of any work, installations and alterations required under the foregoing Local Laws , 5/73, 10180, 10/81, 16/84 and 76/85 and all other above described now or hereafter existing laws, rules, regulations. etc., shall be performed by Tenant in accordance with and subject to all applicable provisions of this Lease (including but not limited to Articles 3 and 6 hereof) and of law.

        With respect to any work to be performed under this article, Owner shall have the option to perform such work on Tenant's behalf at Tenant's sole cost and expense subject to Article 63 hereof, and with respect to work to be performed to any portion of the Building other than the Demised Premises the actual expenditure on Tenant's behalf shall be deemed to be total cost expended to complete said work multiplied by Tenant's Proportionate Share defined in the Real Estate Tax Escalation provision of this Lease (in the event this Lease does not provide for a Tenant's Proportionate share, in lieu thereof and multiplier shall be the percentage of the rentable square feet in the Building which are located in the Demised Premises) subject to Article 63 hereof.

        60. CESSATION OF SERVICES AFTER TERMINATION OF LEASE. Tenant expressly covenants and agrees that if Tenant shall default in the payment of rent or additional rent hereunder or otherwise materially defaults under this Lease and Owner shall in accordance with the applicable provisions of this Lease elect to terminate this Lease on account of any such default, whether such termination be effected by notices given to Tenant pursuant to Article 17 hereof or whether Owner elects, in its sole discretion, to terminate the Lease by instituting appropriate legal action against Tenant (or if Tenant shall vacate the Demised Premises), that Owner from and after the date of termination of this Lease (or the date of vacating the Demised Premises by Tenant) shall have the right to cease furnishing any services, including without limitation, the cessation of the furnishing of electric current to the Demised Premises, if Owner is required to furnish electricity pursuant to another provision of this Lease, without cessation or the furnishing of any such services constituting a partial eviction and Owner shall be entitled to recover from Tenant reasonable use and occupancy for any period that Tenant shall holdover in the Demised Premises subsequent to the termination of this Lease in an amount equal to the full basic annual rent and additional rent payable by Tenant hereunder pursuant to Article 54 hereof, or in the case of Tenant's having vacated the Demised Premises, Tenant shall be required to pay full rent and additional rent hereunder as provided in this Lease, irrespective of the fact that Owner may have ceased furnishing any services to the Demised Premises vacated by Tenant.

        61. OWNER'S OVERHEAD, SUPERVISION & APPROVAL CHARGES. Whenever Owner or its agent shall install a water meter pursuant to Article 29 thereof, or shall perform work or furnish services at Tenant's request or on behalf of Tenant which are not otherwise specifically billable to Tenant as additional rent pursuant to any other provision or separate agreement or shall perform work which Tenant should have performed but failed to perform prior to the expiration of any applicable grace period with respect thereto, or any contractor or vendor performs construction or furnishes labor, material or services or alteration work on behalf of Tenant, in addition to all other charges as may be required to be paid by Tenant as elsewhere provided in this Lease, Tenant shall pay to 1995 CAM LP upon rendition of 1995 CAM LP's bill therefor, an amount equal to twenty-one (21) percent of the amounts actually expended by Owner and/or Tenant in connection with the performance of such work or installation of such meter (representing a charge of ten (10) percent of such cost for 1995 CAM LP's overhead plus ten (10) percent for supervision).

        In addition, if pursuant to this Lease or any work letter or other agreement entered into between Owner and Tenant, Tenant shall submit to Owner's agent, 1995 CAM LP. plans or specifications for approval, Tenant shall pay to 1995 CAM LP upon being billed therefor the sum of $500. Said sum shall be payable irrespective of whether or not approval of such plans and specifications is granted or such plans and specifications are returned to Tenant with objections thereto.

        If any plan or specification submitted to 1995 CAM LP shall in 1995 CAM LP's sole opinion, require the expert opinion of an architect, engineer or other professional service in order for 1995 CAM LP to determine whether or not to approve or withhold consent thereto, 1995 CAM LP may retain an architect engineer or other professional service for such purpose and Tenant agrees to pay to 1995 CAM LP an amount equal to the reasonable fee of such architect, engineer or other professional service actually paid by 1995 CAM LP for reviewing such plan or specification.

        62. APPLICATION OF SECURITY. If. at any time during the term of this Lease, Owner (in accordance with the applicable provisions of the Security Deposit Article of this Lease) shall have applied all or a portion of the security deposit by Tenant hereunder toward the curing of a default by Tenant continuing uncured beyond the expiration of any applicable grace period then, it shall be Tenant's obligation upon the notification by Owner of the application of all or a portion of the security deposited by Tenant as the case may be, to promptly deposit with Owner such sum of money as may be necessary to restore the security deposit to the amount held by Owner prior to such application. Tenant's failure to restore such security by payment of such sum to Owner within ten (10) days after receipt of such notice of application by Owner, shall constitute a material default under this Lease.

        63. BROKER. Tenant covenants and represents that it has dealt with no broker in connection with the within Lease transaction or the Demised Premises other than Glen Equities Ltd. and Tenant agrees to hold Owner harmless from any claims for commission or other fees made by any other broker claiming to have dealt with Tenant in connection with this Lease transaction or the Demised Premises. Tenant shall have no obligation to make payment to aforesaid broker(s) on account of such commission or fees unless Tenant by separate agreement has undertaken to do so.

        64. RIDER PORTIONS PREVAIL. The rider portions of this Lease shall be read in conjunction with the printed standard form of Lease annexed hereto. If there should be any inconsistency or ambiguity between the terms of the rider portions of this Lease and the standard form of Lease, then the rider portions of this Lease shall prevail.

        65. NO OTHER REPRESENTATIONS, CONSTRUCTION, GOVERNING LAW. Tenant expressly acknowledges and agrees that Owner and its agents have not made and are not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and expressly refers to this Lease.

        This Lease shall be governed in all respects by the laws of the State of New York.

        66. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Owner of a lesser amount than any installment or payment of rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of rent shall be deemed an accord and satisfaction. Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such installment or payment of rent, or pursue any other remedies available to Owner.

        67. PROVISIONS SEVERABLE. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

        68. EXECUTION & DELIVERY OF LEASE. Submission by Owner of the within Lease for review and execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Owner and Tenant shall have executed this Lease and duplicated originals thereof shall have been delivered to the respective parties hereto.

        69. TENANT REIMBURSEMENT. The Tenant agrees to accept the Space in its "As Is" condition. Any work to be performed shall be at Tenant's sole cost and expense. All such work shall be done in a first class workmanlike manner and in compliance with all applicable laws, rules and regulations. In order to assist the Tenant in effecting certain improvements in conjunction with the Tenant letting the Space, the Owner within thirty (30) days after its receipt from Tenant of paid bills for permanent buildings improvements, will reimburse the Tenant in an amount not to exceed Eighteen Thousand Two Hundred dollars ($18,200) in the aggregate. Cost of improvements, as used herein shall mean Tenant's actual out-of-pocket expenses for materials and labor.

        70. UNCOLLECTIBLE CHECKS. It is hereby understood and agreed by Tenant that in the event Owner receives a check from Tenant for the payment of basic annual rent, additional rent and/or any other charge(s) due under this Lease, and such check is uncollectible by Owner due to insufficient funds in Tenant's account or for any other reason, Tenant shall pay to 1995 CAM LP a service charge in the sum of $100, for Owner's expense in processing such uncollectible check, as additional rent under this Lease together with Tenant's next monthly rent installment due under this Lease. The provisions of this Article shall not be deemed to limit Owner from enforcing any other rights Owner may have under this Lease in the event of Owner's receipt of any such collectible check and 1995 CAM LP's right herein to collect a service charge, as provided above, shall be in addition to all other rights of Owner contained in this Lease.

        IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this Lease as of the day and year first above written.



Witness for Owner:                           OWNER
                                             1995 CAM LP


/s/ Barry                                    /s/
----------------------------------           ----------------------------------
                                             General Partner

Witness for Tenant:                          TENANT:
                                             VIRAGE, INC.


/s/ Christen L. Stockdale                    /s/ Frank Pao
----------------------------------           ----------------------------------
                                             Mr. Frank Pao, V.P. of Business
                                             Affairs & General Manager

                                    GUARANTY


FOR VALUE RECEIVED. and in consideration for, and as an inducement to Owner making the within Lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of nonpayment, nonperformance or nonobservance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within Lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this Lease and during any period when Tenant is occupying the premises as a "statutory tenant". As a further inducement to Owner to make this Lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this Lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

DATED ______________, 199 ,


                                              ----------------------------------
                                              GUARANTOR




                                              ----------------------------------
                                              WITNESS



                                              ----------------------------------
                                              GUARANTOR'S RESIDENCE


                                              ----------------------------------
                                              BUSINESS ADDRESS


                                              ----------------------------------
                                              FIRM NAME

STATE OF NEW YORK,  ) ss:
COUNTY OF           )


        On this ____day of ________, 19__ before me personally came ________________to me known to be the individual described in, and who executed the foregoing Guaranty and acknowledge to me that he executed the same,




                                          --------------------------------------
                                          NOTARY

                                    ADDENDUM


        This document will act as an addendum to that certain Standard Form of Office Lease dated November 22, 1999, by and between 1995 CAM LP, a New York Partnership, c/o GLEN EQUITIES LTD, 551 Madison Avenue, New York, New York, 10022, party on the first part, hereinafter referred to as OWNER, and Virage, Inc., a California corporation, having an office at 1120 6th Avenue, New York, New York, party of the second part, hereinafter referred to as TENANT. This addendum shall be read in conjunction with the Standard Form of Lease and rider attached hereto. If there should be any inconsistency or ambiguity between the terms of this addendum and the rider portions of this Lease and/or the Standard Form of Lease, then the addendum shall control.

        The parties hereby covenant and agree as follows:

        1. Notwithstanding anything contained herein to the contrary, Owner shall not unreasonably withhold its consent to any alterations, installations, additions or improvements which are non-structural and which do not affect utility services, plumbing or electrical systems in the Building.

        2. Notwithstanding anything contained herein to the contrary, if due to Owner's repairs necessitated by Owner's actions, Tenant is unable to use the Demised Premises for the operation of Tenant's business therein for a period in excess of twelve (12) consecutive business days, Tenant shall, in addition to any rights Tenant may have, be entitled to the abatement of the basic annual rent and additional rent from and after the expiration of said twelve (12) consecutive business day period until the time that Tenant shall be able to resume the conduct of its business in the Demised Premises.

        3. The failure of Tenant to seek redress for a violation of, or to insist upon the strict performance of any covenant or condition of this Lease shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of any original violation. The continuing compliance of Tenant with the terms of this Lease with knowledge of breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Tenant unless such waiver is signed in writing by Tenant.

        4. Tenant shall not pay a separate fee for the removal of Tenant's refuse and rubbish from the building which rubbish and refuse is of the nature and kind disposed of in the ordinary course of business provided the same is non-toxic and non-hazardous. Tenant recognizes and acknowledges that it may be charged a fee and will promptly pay to Owner any such fee for the disposal of bulky or excessive rubbish and refuse of the nature and kind disposed of outside of the ordinary course of business.

        5. Notwithstanding anything contained herein to the contrary, after receipt of notice from Tenant of its intention to lease or sublease all or part of the Demised Premises, Owner shall have thirty (30) days within which to exercise its options set forth in Clause 43 of said Lease to provide its consent or denial to Tenant's proposal to sublet part or all of the Demised Premises. Through this Addendum, Owner specifically consents to Tenant's subletting of no more than

        Thirty Percent (30%) of the Demised Premises to British Broadcasting Corporation, pursuant to Clause 43 of the Standard Form of Office Lease.

        6. In case it shall be necessary for Tenant to institute any action or proceeding against Owner for the violation of any of the covenants and provisions of this lease or for the recovery of possession of the Demised Premises or should Tenant be compelled to intervene in any action or proceeding wherein Owner is a party in order to enforce or protect Tenant's rights or interests hereunder, then and in any of such events, if Tenant shall be successful in such action or proceeding, Owner shall be obligated to pay Tenant's reasonable attorney's fees, costs and disbursements incurred for the institution and prosecution of any such action, proceeding or intervention.

        7. Owner and Tenant hereby agree and covenant to act in good faith and use their best efforts, without Owner incurring monetary expense, to work jointly to obtain an agreement from British Broadcasting Corporation to contribute monies to reimburse Tenant for expenses Tenant incurs in undertaking improvements to the Demised Premises.

Witness for Owner:                           OWNER
                                             1995 CAM LP


/s/ Barry                                    /s/
----------------------------------           ----------------------------------
                                             General Partner

Witness for Tenant:                          TENANT:
                                             VIRAGE, INC.


/s/ Christen L. Stockdale                    /s/ Frank Pao
----------------------------------           ----------------------------------
                                             Mr. Frank Pao, V.P. of Business
                                             Affairs & General Manager


                                       37